UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 26, 2017

Civeo Corporation
(Exact Name of Registrant as Specified in Charter)

British Columbia Canada	1-36246	98-1253716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Allen Center 333 Clay Street, Suite 4980, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 510-2400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2017, Civeo Corporation (the “Company”) issued a press release announcing preliminary estimated financial information for the quarter ended December 31, 2016, its assessment of recent macroeconomic developments affecting its business and its financial outlook for the year ending December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.

The information contained in this report and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

           (d)           Exhibits

Exhibit Number	Description

99.1	Press Release dated January 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civeo Corporation

Date: January 27, 2017	By:	/s/ Frank C. Steininger
Frank C. Steininger
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 26, 2017.